Exhibit 99.2



                             RAMPAGE LICENSING, LLC

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2004







                                    CONTENTS

                                                                            PAGE

INDEPENDENT AUDITORS' REPORT                                                 1

FINANCIAL STATEMENTS

 Balance sheet                                                               2

 Statement of income                                                         3

 Statement of members' equity (deficit)                                      4

 Statement of cash flows                                                     5

 Notes to financial statements                                              6-10

INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTARY INFORMATION                    11

 Schedule of operating expenses                                              12

COHN HANDLER & CO
An Accountancy Corporation




Members
Rampage Licensing, LLC

We have audited the accompanying balance sheet of Rampage Licensing, LLC as of December 31, 2004, and the related statements of income, members' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the management of Rampage Licensing, LLC. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rampage Licensing, LLC as of December 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.




                                               /s/ COHN HANDLER & CO
                                               COHN HANDLER & CO
                                               An Accountancy Corporation



September 13, 2005







11400 West Olympic Boulevard, Suite 630
Los Angeles, California 90064
Telephone: (310) 479-9600
Fax: (310) 479-9605

                             RAMPAGE LICENSING, LLC
                                  BALANCE SHEET
                               DECEMBER 31, 2004

                                     ASSETS

Current assets:
Cash                                    $53,000
Royalties receivable                    515,000
Prepaid expenses                         80,000
                                    -----------
Total current assets                            $  648,000

Property and equipment, net                          2,000

Trademark, net                                  21,358,000
                                            --------------
                                               $22,008,000
                                            ==============


         LIABILITIES AND MEMBERS' EQUITY


Current liabilities:
Accounts payable                       $106,000
Licensee deposits                       206,000
State gross receipts tax payable         12,000
Accrued interest, related party       4,380,000
                                    -----------
Total current liabilities                       $4,704,000

Note payable, related party                     17,008,000

Members' equity                                    296,000
                                            --------------
                                               $22,008,000
                                            ==============




See independent auditors' report and notes to financial statements.

                             RAMPAGE LICENSING, LLC
                              STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 2004


                                                Amount

Net licensing revenue                           $6,422,000


Operating expenses                               2,793,000
                                               -----------

Income from operations                           3,629,000


Interest expense - net                             658,000
                                               -----------

Income before state gross receipts tax           2,971,000


State gross receipts tax                            13,000
                                               -----------

Net income                                      $2,958,000
                                               ===========



See independent auditors' report and note to financial statements.

                             RAMPAGE LICENSING, LLC

                     STATEMENT OF MEMBERS' EQUITY (DEFICIT)

                          YEAR ENDED DECEMBER 31, 2004





Balance, beginning                            $(1,570,000)


Net income                                       2,958,000


Member distributions                           (1,092,000)
                                               -----------

Balance, ending                               $    296,000
                                               ===========





See independent auditors' report and notes to financial statements.

                             RAMPAGE LICENSING, LLC

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 2004



Cash flows from operating activities:

Net income                                              $2,958,000

Adjustments to reconcile net income to net
 cash flows provided by operating activities:
  Depreciation                                   $1,000
  Extraordinary item -
   extinguishment of debt                      (784,000)
  (Increase) decrease in assets:
  Due to affiliate                             (806,000)
  Royalties receivable                          130,000
  Prepaid expenses                              (80,000)
 Increase (decrease) in liabilities:
  Licensee deposits                              33,000
  Accounts payable                             (145,000)
  Accrued interest, related party              (236,000)
                                             ----------
                                                        (1,887,000)
                                                        ----------

   Net cash flows provided by operating
    activities                                           1,071,000

Net cash flows applied to investing activities:
 Purchase of property and equipment              (3,000)
 Increase in trademark                          (41,000)
                                             ----------
                                                           (44,000)
                                                        ----------

Net cash flows applied to financing activities:
 Member distributions                                   (1,092,000)
                                                        -----------

Net decrease in cash                                       (65,000)

Cash, beginning                                            118,000
                                                        -----------
Cash, ending                                               $53,000
                                                        ===========





See independent auditors' report and notes to financial statements.

                             RAMPAGE LICENSING, LLC

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2004


1. Principle industry:

        Rampage Licensing, LLC is exclusively engaged in the licensing of the Rampage trademark. Rampage Licensing, LLC is owned 99 percent by its affiliate, Rampage Clothing Company.


2. Summary of significant accounting policies:

        Cash equivalents: For purposes of the statement of cash flows, the Company considers cash on hand and deposits in banks as cash and cash equivalents.

        Revenue recognition: The Company recognizes revenues from its licensees for royalties and advertising as it is earned, based on the corresponding contracts.

        Depreciation: Property and equipment is stated at cost. Depreciation is provided for by the straight-line method over the estimated useful life of the related asset.

        Advertising: The Company expenses all advertising costs when incurred. Advertising expense was $660,000 for the year ended December 31, 2004.

        Trademark: As of January 2002, the Company values the trademark as per FASB issued Statement of Financial Accounting Standards No. 142. Under these guidelines, the trademark deemed to have an indefinite life will no longer be amortized. The Company will evaluate the trademark for impairment each reporting period. As of the balance sheet date, management has determined that the trademark has not been impaired.

        Income taxes: Rampage Licensing, LLC will be taxed substantially as a partnership rather than as a corporation for federal and state tax purposes. Accordingly, all taxable earnings of Rampage Licensing, LLC are the liability of the members. Rampage Licensing, LLC continues to be liable for California gross receipts tax.

        Member distributions: Distributions may be made (at such time and in such amounts as determined by the managers) to the members in accordance with their respective participation percentages.








See independent auditors' report.

                             RAMPAGE LICENSING, LLC

                                DECEMBER 31, 2004


2. Summary of significant accounting policies - continued:

        Consideration of credit risk: The Company maintains cash deposits with one midsize local bank which from time to time may exceed federally insured limits. The Company periodically accesses the financial condition of the institution and believes that the risk of any loss is minimal.

        Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Related party transactions: The Company's parent, Rampage Clothing Company, pays for and incurs expenses on behalf of the Company. These expenses are repaid in the normal course of business. In addition, the Company has a licensing agreement with Rampage Clothing Company.


3. Royalties receivable:

        Royalties receivable represent royalties earned from licensees not yet collected. Two licensees accounted for approximately 83% of these receivables. All amounts were subsequently collected.

        In addition, two other licensees accounted for approximately 46% of the net licensing revenue for the year ended December 31, 2004.


4. Property and equipment, net:


                Computer                                  $       3,000

                Less accumulated depreciation                     1,000
                                                          -------------

                                                          $       2,000










See independent auditors' report.

                             RAMPAGE LICENSING, LLC

                                DECEMBER 31, 2004


5. Trademark, net:

                Trademark, at cost                             $  23,086,000

                Less accumulated amortization                      1,728,000
                                                               -------------

                                                               $  21,358,000

        The original amount of the trademark, $23,000,000, was valued to the extent of the liabilities assumed under the Note payable, Rampage Creditors' Trust via the reorganization plan for its affiliate, Rampage Clothing Company, dated January 4, 1999. This note was subsequently purchased by a related party. There have been additional costs adding to the value of the trademark.

        The trademark is collateral to CIT Group/Commercial Services and to its parent, Rampage Clothing Company, as part of the licensing agreement between the Company and its parent.


6. Note payable, related party:

        The note represents the total unsecured claims originally allowed at January 4, 1999, by the bankruptcy court relating to Rampage Clothing Company and transferred to Rampage Licensing, LLC., less subsequent adjustments. The trustee of the Rampage Creditor Trust has continued to investigate and validate the original claims. Based on these investigations, there were adjustments to the claims in 2003 and again in 2004. The difference between the originally allowed claims and the amounts to be paid has been recognized in the statement of income for the fiscal year ended December 31, 2004, as an extraordinary item in the amount of $784,000. On November 12, 2004, all outstanding claims and related accrued interest were purchased by a related party. The members of the related party are the majority stockholders of Rampage Clothing Company. The note payable, related party, with interest at 8 percent per annum, is due January 4, 2019. No interest was paid on the related party debt through December 31, 2004. Interest payments were made to the Rampage Licensing Creditor Trust through September 2004. The note is secured by all the assets of the Company.


7. Supplemental cash flow disclosures:

        Cash paid during the period was as follows:

                      Interest                               $   1,754,000
                                                             =============

                      Income taxes                           $      13,000
                                                             =============


See independent auditors' report.

                             RAMPAGE LICENSING, LLC

                                DECEMBER 31, 2004


8. Licensing agreements:

        Rampage Licensing, LLC, as licensor, has entered into a licensing agreement with Rampage Clothing Company for the worldwide use of the Rampage and associated trademarks in connection with the marketing, advertising, importing, distribution and selling of young women's and junior dresses and collection sportswear. Rampage Clothing Company shall pay to Rampage Licensing, LLC a royalty of one percent of the amount of net revenues from sales of licensed goods beginning in February 2001, and continuing through January 2007. Rampage Clothing Company shall have a fully paid up license in 2007. The agreement has no minimum annual royalties and shall exist in perpetuity.

        Rampage Licensing, LLC, as licensor, has entered into several licensing agreements to manufacture, import, sell, distribute and merchandise the following products:

                      Women's and juniors' swimwear
                      Girls' dresses
                      Girls' sportswear
                      Outerwear
                      Sleepwear
                      Women's and juniors' footwear
                      Intimate apparel/hosiery
                      Men's, young men's and boys' wear
                      Bodywear, activewear and windwear
                      Juniors'/women's knits and sweaters
                      Handbags, small leather goods, and luggage
                      Costume jewelry
                      Sunglasses

        The royalty income varies as a percentage of net sales ranging between 5 and 7 percent for standard sales price, and less for goods sold off price depending on selling discounts. All licensees are required to pay nonrefundable minimum royalties. Most licenses are also required to pay advertising royalties of 1-2 percent of net sales. The licensing agreements shall terminate at various times through December 31, 2012. The licensing agreements have varying renewal options provided the terms and conditions under the agreements have been met.









See independent auditors' report.

                             RAMPAGE LICENSING, LLC

                                DECEMBER 31, 2004


8. Licensing agreements - continued:

        The required minimum royalties, not including advertising royalties, for the calendar years ending December 31 are as follows:


              2005                              $   3,747,000
              2006                                  4,228,000
              2007                                  4,705,000
              2008                                  3,390,000
              2009                                    774,000
              2010 and thereafter                   2,280,000
                                               --------------

                  Total commitments:            $  19,124,000
                                               ==============


9. Subsequent event:

        Subsequent to the fieldwork date, the Company sold the intellectual property of Rampage Licensing, LLC to Iconix Brand Group, Inc. This includes the trademark and existing licensing agreements, including the Rampage Clothing license. The sale price is $45.9 million comprised of $25.8 million in cash and $20.1 million of restricted stock of the purchasing company. The Company will use the monies received to pay non-related and related debt of Rampage Licensing, LLC and its parent company, Rampage Clothing Company, as well other amounts based upon contractual obligations. Subsequent to the completion of the sale and disbursement of funds, the Company will cease operations.




















See independent auditors' report.

                         INDEPENDENT AUDITORS' REPORT ON
                            SUPPLEMENTARY INFORMATION




Members
Rampage Licensing, LLC


The independent auditors' report on the basic financial statements of Rampage Licensing, LLC as of December 31, 2004, appears on page 1. That audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 12 is presented for purposes of additional analysis and is not part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the basic financial statements and accordingly, we do not express an opinion on the supplementary information.








                                               /s/ COHN HANDLER & CO
                                               COHN HANDLER & CO
                                               An Accountancy Corporation


September 13, 2005

                             RAMPAGE LICENSING, LLC

                           SUPPLEMENTARY INFORMATION

                         SCHEDULE OF OPERATING EXPENSES

                          YEAR ENDED DECEMBER 31, 2004


Selling:

Advertising                     $660,000
Depreciation                       1,000
Marketing salaries               259,000

Payroll taxes                     12,000
Selling and marketing             82,000
Trade show                         4,000
Travel                            16,000
                                --------

                                              $1,034,000




General and administrative:

Consulting                        13,000
Insurance                          9,000
Licensing and management fees  1,380,000
Office                            12,000

Professional fees                337,000
Tax and licenses                  12,000

Telephone                          1,000
Utilities                          1,000
                                --------

                                               1,765,000
                                              ----------
                                              $2,799,000
                                              ==========


See independent auditors' report and note to financial statements.